united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio
A series of the Northern Lights Variable Trust

Annual Report

December 31, 2017

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

End of Year 2017 Market Commentary

“2017 Saw a Remarkably Smooth Ride to Strong Portfolio Returns”

Quarterly returns for the TOPS Managed Risk Flex ETF Portfolio was once again positive in Q4, at 2.88%. The portfolio reported a positive total return each quarter of 2017 as calendar year market results exceeded consensus expectations. Although all asset classes we utilize showed positive results, it was a “risk-on” year, so TOPS portfolio returns were higher as allocations to equities increased.

For the year, TOPS Managed Risk Flex returned 11.24%. As we noted all year in these Commentaries, the steady advance of stock markets and modestly positive bond market returns resulted in a favorable environment for the well-diversified TOPS portfolios.

As usual, we will begin by discussing financial market results and will then shift to addressing topics that may prove important to TOPS portfolio strategies in 2018, including:

1)	The impact of the recently-passed Tax Reform legislation

2)	The rationale for our sale of the PowerShares Senior Loan Portfolio (BKLN) ETF

3)	Our thoughts on potential keys to investment returns in 2018

Fourth Quarter and Full Year Market Review

Every major index we follow, whether representing stocks, bonds or commodities recorded a positive return for the fourth quarter. That is one statement we do not mind repeating in our quarterly Market Commentaries, because we feel the diversified TOPS portfolios are well-positioned to take advantage of broad advances.

For the fourth quarter, stock index leaders included S&P 500 Growth +6.8%, S&P 500 +6.6%, S&P 500 Value +6.3%, S&P 400 Mid-Cap +6.3%, S&P GSSI North American Natural Resources +5.9%, FTSE Emerging Markets +6.7%, and FTSE Small Cap International +6.0%. We closely follow several additional equity indexes, and each returned 4% or more, except for the U.S REIT index.

During Q4, the Federal Reserve began slowly unwinding its massive $4.4 trillion investment in bonds, raised its Fed Funds rate twice (to 1.25%-1.50%) and indicated at least two additional Fed Funds rate increases were likely in 2018. The yield on the US Treasury 10-year bond rose slightly from 2.33% in September to 2.40% during Q4. Nonetheless, the Barclay’s US Aggregate Bond index returned a positive 0.4% for the quarter and Barclay’s US TIPS index did slightly better at +1.3%. US investment grade and currency-hedged International bonds also outperformed the Aggregate.

Full year 2017 market returns were very good. As often happens from year to year, domestic stock index relative gains were ranked in the opposite order of the prior year. The S&P 500 total return was +21.8%, S&P MidCap +16.2% and S&P SmallCap +13.2%. The same pattern held between S&P 500 Value and Growth, as Growth returned a very strong +27.4% vs. Value at a still-above-average +15.3%. Clearly, investments in US stock indexes benefitted from rising earnings, optimistic investor sentiment and low perceived risks of rising inflation or an economic recession. The biggest winners were the large cap technology stocks such as the FAANG (Facebook, Apple, Amazon, Netflix and Google) which were favorites of “momentum” investors in 2017.

Entering 2017, the US Dollar (USD) was in a strong rising trend and the consensus expectation was for further gains. Instead, it declined steadily through August, rallied briefly and then slid to finish with a 9.9% loss for the full year. The USD strength had been largely based on the fact that the US economy was stronger than international economies and that the Fed was tighter than foreign central banks. This perspective shifted as international growth improved and central banks in Europe, the UK and Canada indicated they may be raising rates.

As we have noted, international equity valuations appeared relatively attractive versus US valuations entering 2017. Combined with USD weakness and better earnings growth, international stock index gains exceeded even the strong S&P 500 gains. FTSE Emerging Markets (EM) returned +31.5%, FTSE Small Cap International +29.9% and FTSE All World ex-US +27.1%. The strength in EM performance was predominantly due to improved commodity prices, the weak USD and a return to earnings growth. Despite this year’s strong performance, EM stocks continue to exhibit valuations below domestic stocks and longer term growth trends remain favorable.

The 2017 Barclay’s US Aggregate Bond Index return was 3.5% and 10-year US Treasury bond yields were essentially flat at 2.40% versus 2.45% at yearend 2016. The continued search for yield and improving investor confidence in the global economy resulted in fixed income leadership from Emerging Markets local currency bonds with the JP Morgan Government Bond Index Emerging Markets Global Core at +14.7% and from both investment grade US corporates (iBoxx USD Liquid Invesetment Grade Index +7.3%) and the US High Yield sector (iBoxx USD Liquid High Yield Index +6.3%).

Impact of the Recently-passed Tax Reform Legislation

Congress passed a comprehensive tax reform bill in December which generally became effective on January 1, 2018. Tax rates were cut across the board, which is positive for all taxpayers, but the reform should help high income filers the most. According to Pew Research, in 2015, people making less than $50,000 accounted for 61.4% of all returns filed, but paid just 5.4% of all income taxes. People making greater than $200,000 per year accounted for 4.5% of tax filings, but paid 58.9% of all income taxes. Looking at these numbers from a mathematical perspective shows those who pay the most in taxes are likely to see the most benefit. As with all complicated legislation, people will receive benefits from certain changes, while possibly seeing disadvantages in other areas. We encourage you to talk to your tax professional for more information regarding the net benefit to your personal situation.

The larger immediate impact on the economy and markets comes from the long-overdue reduction in the corporate tax rate. Since 1993, the top US corporate tax rate has been one of the highest in the world at 35% which gave companies a strong financial incentive to move jobs, production and even corporate headquarters overseas. Now the tax rate is 21% and business investment expenses may be fully expensed rather than depreciating over a period of years. The consensus expectation is that these new incentives to invest and add jobs in the US will lead to greater capital spending and faster income growth. S&P 500 earnings per share should be boosted and we will monitor earnings estimate revisions and quarterly growth rates to see if this takes place.

Anticipation of the passage of tax reform was clearly a positive for investor, business and individual sentiment surveys in 2017 and was a factor in higher stock market valuations. We are optimistic that the reality of tax reform will be a positive for the stock market in 2018.

Rationale for the sale of the PowerShares Senior Loan Portfolio (BKLN) ETF

In early November we executed trades in the TOPS portfolios that eliminated exposure to PowerShares Senior Loan Portfolio (BKLN), an ETF that invests in senior floating rate notes. The bank loan cycle is following its normal course of loosened loan covenant provisions, which increases the risk of BKLN. As we have discussed in the past, BKLN benefitted from tightening credit spreads which fell to below-average levels relative to history as the yield on BKLN decreased significantly over time.

We replaced BKLN with positions that represent an increase in credit quality, a slight increase in duration, and modestly lower yield. While the primary rationale for this trade was to reduce interest rate and economic cycle risk in our most conservative portfolios, the expense ratio of BKLN was considerably higher than that of the replacement ETFs purchased: iShares Floating Rate Bond (FLOT), SPDR Portfolio Short Term Corporate Bond (SPSB) and iShares iBoxx Investment Grade Corporate Bond (LQD) which partially offsets the yield differential.

Potential keys to investment returns in 2018

Investors are enjoying low interest rates, synchronized global expansion, low inflation and low volatility across global financial markets. This overall environment has historically resulted in continued equity market advances and that is the consensus expectation as we enter 2018. We will be watching several factors that may be keys as to whether investors are once again pleasantly surprised by portfolio returns or whether worries about renewed price volatility and declines become realities.

Nearly every economic outlook we have read, from the Fed to Wall Street to independent forecasters reflect optimism about global GDP growth this year. They are not too worried about central bank actions and expect inflation to remain low. As noted earlier, the impact of US tax reform is expected to boost consumer incomes, business spending and corporate earnings. If these views prove correct, 2018 may be a Goldilocks year (not too hot, not too cold – just right) for not only the US economy but also for developed and emerging economies around the world. If not, disappointed investors may turn to taking some of their gains off the table.

We also must note investor complacency could be shaken if attention turns to the growth impact of negative factors such as the highly volatile global political environment, terrorism, extreme weather events, and above-average market valuations. Another wild card might be contagion if the air suddenly came out of the crypto currency bubble.

Portfolio Strategies

The TOPS strategy for managing globally diversified portfolios is focused on optimizing risk adjusted returns. Globally equities are at relatively high valuations, but stronger economies generally lead to stronger earnings which may continue to offset valuation concerns. The absence of inflation and the presence of high demand for fixed income should moderate any increase that develops in bond yields. As always, we are constantly analyzing the markets and economy for indications that changes to the TOPS portfolios are necessary. At this time, we believe the portfolios are appropriately structured for the current environment.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

Equity markets were eerily calm as realized volatility remained exceptionally low during the first month of the year. For both the S&P 500 and MSCI Emerging Markets indices, there has been only one January over the past 30 years when volatility was lower than it was in January 2017. Similarly, there have only been two January’s in the history of the VIX volatility index (dating back to 1990) when the daily average was lower than it was this month. This low volatility meant that the Portfolio maintained maximum respective equity allocations throughout all of January.

Volatility in February was lower than it was in January across nearly every segment of the capital markets. Accordingly, TOPS Flex maintained maximum respective equity allocations throughout the month.

Equity market volatility climbed in March from the lower end of its 12-month range. The increase, while large on a relative basis, was not sufficient to cause a reduction in the net equity allocation in TOPS Flex. Accordingly, TOPS Flex maintained maximum equity allocations through the entire month.

Realized equity market volatility increased in April even as implied volatility declined. International developed-equity market volatility touched its year-to-date high, but nevertheless remained low by historical standards. After declining for several months, correlations between domestic and international equity markets edged higher in April. However, this was offset by a lower correlation between domestic stock and bond markets, helping to reduce volatility in a diversified portfolio. This ongoing low volatility meant the Portfolio maintained maximum respective equity allocation throughout April.

Apart from a brief modest increase in the middle of the month, global equity market volatility in May extended its low year-to-date trend. By way of context, year-to-date volatilities across U.S., developed and emerging equity markets have exhibited about two-thirds of their average volatilities during the five years prior to 2017. For the Portfolio, the low equity market volatility has again resulted in maximum respective equity allocation throughout the month, enabling it to participate in May’s strong global equity market returns.

The volatility levels of broad segments of the global equity market remained low in June, but reversed course. After pushing higher in May, the volatility of US and developed market equities edged lower in June, while emerging market equity volatility changed direction and trended steadily higher. At mid-month, the volatility of the S&P 500 touched its lowest point since February; looking back even further, the first six months of 2017 marked the lowest volatility the S&P 500 has exhibited during the first half of a calendar year in the last 50 years. June’s low volatility meant that the Portfolio maintained maximum equity allocations throughout the month.

The ongoing low volatility for 2017 continues to set new records. Prior to July 2017, the VIX had never closed below 10 more than four times in any calendar month. This month it closed below 10 for 10 consecutive days. In addition to the VIX’s implied volatility being low during July, realized volatility on the S&P 500 Index also remained muted, falling from its already low levels of the last four months. For the Portfolio, this low volatility resulted in maintaining maximum equity allocation through the entire month, enabling strong participation in July’s rising equity markets.

During August, equity market volatility was low, on average, but was itself volatile, finishing the month at its highest level since May. Higher volatility notwithstanding, asset diversification within the Portfolio helped to contain volatility and enabled it to maintain maximum equity allocation during the entire month.

Market volatility in September extended its historically low streak and capped off a record-setting quarter. The average daily level of the VIX since its January 2, 1990, start date was 19.5. The average level during 2017 was 11.4 and the average level during third quarter 2017 was 10.9. Prior to 2017, the VIX had never closed below 10 more than four times in any calendar year. In 2017, it accomplished that feat 24 times, 17 of which were during third quarter. The expectations of low volatility reflected in the VIX have also been realized in equity markets. This low volatility, along with the falling correlation between stocks and bonds, resulted in the Portfolio maintaining maximum equity allocation through the entire month.

Equity markets were relatively stable during October, but volatility was up in September as the U.S. Federal Reserve (Fed) started to trim its balance sheet. The S&P 500 Index has risen for eight consecutive quarters, and it maintained its momentum during October, finishing the month at 2575, just six points shy of its all-time high.

As the Fed reduced $6 billion in U.S. Treasury bills and $4 billion in mortgage-backed securities (MBS) from its balance sheet, the 10-year U.S. Treasury yield trended higher to 2.4%. The Fed was the first central bank to announce an exit from its quantitative easing (QE) program, even as the European Central Bank (ECB) extended its bond-purchasing program to September 2018. The dollar pushed higher against other major currencies, which created some currency volatility.

Overall, October’s low equity-market volatility allowed TOPS Flex to maintain maximum equity allocation throughout the month.

Global equities pushed higher during November, with the MSCI All Country World Index notching its 13th consecutive month of positive returns. Market volatility also increased, but it stayed in an historically low range, as the eight-year-old bull market continued. The average daily level of the VIX was 10.5 in November, compared to 10.1 in October.

The bond market experienced significant volatility as the yield curve leveled off further to its flattest slope since 2007. The higher volatility was not enough to trigger allocation changes in the Portfolio, as it maintained maximum equity allocation through the entire month.

The MSCI All Country World Index (ACWI) was up 1.6% in December, notching both its 14th consecutive month and full calendar year of positive returns for the first time in its 30-year history. With a standard deviation of 5.7%, the index also set a record for its lowest volatility in a calendar year, helping it to lock in its best risk-adjusted calendar-year return by a wide margin. In the face of such low volatility, the TOPS Managed Risk Flex ETF Portfolio again maintained maximum equity allocation through the entire month, enabling a high level of participation in the market’s strong returns.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400®measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600®measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds , government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

3126-NLD-1/26/0218

TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2017

The Portfolio’s performance figures* for the periods ended December 31, 2017, as compared to its benchmark:

		Performance Since
	One	Inception (8/27/13)
	Year	(Annualized)
TOPS Managed Risk Flex ETF Portfolio	11.24%	4.48%
S&P 500 Total Return Index**	21.83%	14.42%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 1.06%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2017	% of Net Assets
Equity Funds	49.5%
Debt Funds	38.6%
Other/Cash & Cash Equivalents	11.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 88.1%
	DEBT FUNDS - 38.6%
235,351	FlexShares iBoxx 3-Year Target Duration TIPS	$5,730,797
27,316	iShares 1-3 Year Treasury Bond ETF	2,290,447
56,345	iShares 3-7 Year Treasury Bond ETF	6,883,105
67,588	iShares Floating Rate Bond ETF	3,434,822
65,664	iShares iBoxx $ High Yield Corporate Bond ETF	5,729,841
66,172	iShares iBoxx $ Investment Grade Corporate Bond	8,043,868
150,660	SPDR Portfolio Short Term Corporate Bond ETF	4,583,077
120,897	VanEck Vectors J.P. Morgan EM Local Currency Bond	2,294,625
43,740	Vanguard Mortgage-Backed Securities ETF	2,293,726
117,433	Vanguard Short-Term Inflation-Protected	5,733,079
42,137	Vanguard Total International Bond ETF	2,290,989
		49,308,376
	EQUITY FUNDS - 49.5%
69,344	FlexShares Global Upstream Natural Resources	2,308,462
36,267	Guggenheim MSCI Global Timber	1,153,291
42,519	iShares Core S&P 500 ETF	11,431,233
30,088	iShares Core S&P Mid-Cap ETF	5,710,101
74,180	iShares Core S&P Small-Cap ETF	5,697,766
22,441	iShares S&P 500 Growth ETF	3,428,311
60,030	iShares S&P 500 Value ETF	6,857,827
11,491	Vanguard Energy ETF	1,137,034
19,499	Vanguard FTSE All World ex-US Small-Cap ETF	2,324,866
189,379	Vanguard FTSE All-World ex-US ETF	10,362,819
100,641	Vanguard FTSE Emerging Markets ETF	4,620,428
57,447	Vanguard Global ex-U.S. Real Estate ETF	3,475,543
8,398	Vanguard Materials ETF	1,148,007
41,741	Vanguard REIT ETF	3,463,668
		63,119,356
	TOTAL EXCHANGE TRADED FUNDS (Cost - $103,491,778)	112,427,732

	SHORT-TERM INVESTMENTS - 11.8%
	MONEY MARKET FUND - 11.6%
14,706,357	STIT - Government & Agency Portfolio, Institutional Class - 1.18% (a)	14,706,357

Principal		Interest Rate (b)	Maturity
	U.S. TREASURY BILL - 0.2%
$300,000	United States Treasury Bill (c)	1.35%	3/22/2018	299,107

	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,005,464)			15,005,464

	TOTAL INVESTMENTS - 99.9% (Cost - $118,497,242) (d)			$127,433,196
	OTHER ASSETS AND LIABILITIES - NET - 0.1%			188,248
	TOTAL NET ASSETS - 100.0%			$127,621,444

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

TIPS - Treasury Inflation Protected Security

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2017.

(b)	Interest rate shown is the discounted rate at time of purchase for U.S. Treasury Bills.

(c)	All or a portion of this security may be held as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $119,111,958 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,276,926
Unrealized depreciation:	(955,688)
Net unrealized appreciation:	$8,321,238

FUTURES CONTRACTS

				Unrealized
Long Contracts	Description and Termination	Counterparty	Notional Value	Appreciation
53	5 Year US Treasury Note March 2018	Bank of America Merrill Lynch	$6,156,692	$5,722
12	MSCI EAFE Index Mini March 2018	Bank of America Merrill Lynch	1,227,300	18,460
22	MSCI Emerging Market March 2018	Bank of America Merrill Lynch	1,280,070	49,372
10	Russell 2000 Index E-Mini March 2018	Bank of America Merrill Lynch	768,250	6,338
20	S&P 500 Index E-Mini March 2018	Bank of America Merrill Lynch	2,676,000	15,951
5	S&P Midcap 400 Index E-Mini March 2018	Bank of America Merrill Lynch	951,200	5,773
				101,616

	NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS			$101,616

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
December 31, 2017

Assets:
Investments in securities, at cost	$118,497,242
Investments in securities, at value	$127,433,196
Receivable for securities sold	17,048
Receivable for Portfolio shares sold	255,279
Interest and dividends receivable	21,819
Receivable for securities loaned	605
Unrealized appreciation on futures contracts	101,616
Total Assets	127,829,563

Liabilities:
Due to broker	112,637
Payable for Portfolio shares redeemed	4,746
Accrued investment advisory fees	32,025
Accrued distribution (12b-1) fees	48,036
Payable to related parties and administrative service fees	10,675
Total Liabilities	208,119
Net Assets	$127,621,444

Net Assets Consist Of:
Paid in capital	$117,004,110
Undistributed net investment income	1,606,993
Accumulated net realized loss on investments and futures contracts	(27,229)
Net unrealized appreciation on investments and futures contracts	9,037,570
Net Assets	$127,621,444
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,836,800

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.78

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Year Ended December 31, 2017

Investment Income:
Dividend income	$2,439,739
Interest income	104,711
Securities lending income - net	2,646
Total Investment Income	2,547,096

Expenses:
Investment advisory fees	331,771
Distribution fees (12b-1)	497,656
Related parties and administrative service fees	110,590
Total Expenses	940,017
Net Investment Income	1,607,079

Realized and Unrealized Gain on Investments and Futures Contracts:
Net realized gain on:
Investments	2,359,934
Futures contracts	736,754
Total net realized gain	3,096,688
Net change in unrealized appreciation on:
Investments	6,888,750
Futures contracts	155,543
Total unrealized appreciation	7,044,293
Net Realized and Unrealized Gain on Investments	10,140,981

Net Increase in Net Assets Resulting from Operations	$11,748,060

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,607,079	$1,177,194
Net realized gain (loss) on investments and futures contracts	3,096,688	(1,759,268)
Distributions of realized gains by underlying investment companies	—	50
Net change in unrealized appreciation on investments and futures contracts	7,044,293	4,872,182
Net increase in net assets resulting from operations	11,748,060	4,290,158

From Distributions to Shareholders:
From net investment income:	(1,176,967)	(639,655)
Total distributions to shareholders	(1,176,967)	(639,655)

From Shares of Beneficial Interest:
Proceeds from shares sold	24,191,158	29,436,477
Reinvestment of distributions	1,176,967	639,655
Cost of shares redeemed	(5,768,969)	(3,822,569)
Net increase in net assets from share transactions of beneficial interest	19,599,156	26,253,563

Total Increase In Net Assets	30,170,249	29,904,066

Net Assets:
Beginning of year	97,451,195	67,547,129
End of year	$127,621,444	$97,451,195
* Includes undistributed net investment income of:	$1,606,993	$1,176,881

SHARE ACTIVITY
Shares Sold	2,136,637	2,809,871
Shares Reinvested	103,424	60,804
Shares Redeemed	(511,224)	(366,055)
Net increase in shares of beneficial interest outstanding	1,728,837	2,504,620

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period.

	Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of period	$10.70	$10.23	$10.88	$10.62		$10.00
Income (loss) from investment operations:
Net investment income (b) (c)	0.16	0.15	0.13	0.17		0.11
Net realized and unrealized gain (loss) on investments and futures contracts	1.04	0.40	(0.69)	0.10		0.51
Total income (loss) from investment operations	1.20	0.55	(0.56)	0.27		0.62
Less distributions from:
Net investment income	(0.12)	(0.08)	(0.05)	(0.01)		—
Net realized gain	—	—	(0.04)	(0.00	) (d)	—
Total distributions	(0.12)	(0.08)	(0.09)	(0.01)		—
Net asset value, end of period	$11.78	$10.70	$10.23	$10.88		$10.62
Total return (e)	11.24%	5.36%	(5.20)%	2.54%		6.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$127,621	$97,451	$67,547	$36,415		$3,583
Ratio of expenses to average net assets (f)	0.85%	0.85%	0.85%	0.85%		0.85	% (g)
Ratio of net investment income to average net assets (c) (f)	1.45%	1.45%	1.21%	1.54%		3.09	% (g)
Portfolio turnover rate	30%	14%	18%	25%		3	% (h)

(a)	The TOPS® Managed Risk Flex ETF Portfolio commenced operations on August 27, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end investment companies funds.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for the Portfolio’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$112,427,732	$—	$—	$112,427,732
Short-Term Investments	14,706,357	299,107	—	15,005,464
Long Futures Contracts **	101,616	—	—	101,616
Total	$127,235,705	$299,107	$—	$127,534,812

The Portfolio did not hold any Level 3 securities during the year. There were no transfers into or out of any level during the year.

It is the Portfolio’s policy to record transfers between levels at the end of the year.

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2014 to December 31, 2016, or expected to be taken in the Fund’s December 31, 2017 year-end tax return. The Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2017, the Portfolio had a net unrealized appreciation from futures contracts subject to interest rate risk of $5,722 and equity price risk of $95,894 reported in the Statement of Assets and Liabilities. For the year ended December 31, 2017, the Portfolio had a net realized gain from futures contracts subject to equity price risk of $736,754 reported in the Statement of Operations. For the year ended December 31, 2017, the Portfolio had a net change in unrealized appreciation from futures contracts subject to interest rate risk of $5,722 and equity price risk of $149,821.

The notional value of the derivative instruments outstanding as of December 31, 2017 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Offsetting of Financial Assets and Derivative Assets

It is the Portfolio’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures contracts. During the year ended December 31, 2017, the Portfolio was subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2017:

Gross Amounts Not Offset in
the Statement of Assets &
Assets:						Liabilities
Net Amounts
			Gross		of Assets
			Amounts		Presented in
	Gross		Offset in the		the
	Amounts of		Statement		Statement of			Cash
	Recognized		of Assets &		Assets &	Financial		Collateral	Net
Description	Assets		Liabilities		Liabilities	Instruments		Pledged	Amount
Futures Contracts	$101,616	(1)	$—	(1)	$101,616	$101,616	(2)	$—	$—
Total	$101,616		$—		$101,616	$101,616		$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolio has entered into a securities lending arrangement with Bank of New York (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Portfolio’s Schedule of Investments. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Portfolio is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market.

As of the year ended December 31, 2017, the Portfolio did not hold any securities out on loan.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $46,747,956 and $29,505,864, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Advisory Agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended December 31, 2017, the Advisor earned $331,771 in advisory fees.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2017, the Portfolio paid $497,656 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the year ended December 31, 2017, the Trustees received fees in the amount of $9,664 on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2017, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Portfolio distributions paid for the year ended December 31, 2017 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$1,176,967	$639,655
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$1,176,967	$639,655

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,606,993	$689,103	$—	$—	$—	$8,321,238	$10,617,334

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of 1256 futures contracts.

At December 31, 2017, the Portfolio utilized capital loss carry forwards of $2,617,326 to offset capital gains.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
and the Shareholders of TOPS Managed Risk Flex ETF Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TOPS Managed Risk Flex ETF Portfolio, a series of shares of beneficial interest in Northern Lights Variable Trust (the “Portfolio”), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period August 27, 2013 (commencement of operations) through December 31, 2013, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period August 27, 2013 through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Portfolios in the Northern Lights Variable Trust since 2007.

Philadelphia, Pennsylvania
February 16, 2018

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

The deliberation summaries below may apply to one or more portfolios that are not the subject of this annual report, but are included because they could not be meaningfully separated from the deliberations that apply to the portfolio or portfolios included in this annual report.

TOPS Portfolios (Adviser – ValMark Advisers, Inc)*

In connection with the regular meeting held on November 14-15, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (the “Adviser”) and the Trust, with respect to the TOPS Portfolios (the “Fund” or “Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that the adviser, founded in 1997, currently had approximately $5.5 billion in AUM and provided investment advisory and risk management services through various portfolio management programs for high net worth and institutional clients, including insurance firms and investment companies. They reviewed the background information of the key investment personnel responsible for servicing the TOPS Portfolios. The Trustees reviewed ValMark’s investment process, which utilized historical performance, correlations and risks, as measured by return volatility and investment diversification across several asset classes. They further noted that ValMark reviewed each Fund’s asset allocations regularly and rebalanced them when necessary to ensure alignment with each Fund’s stated investment objective. After further discussion, the Trustees recognized the adviser’s longevity and experience with ETF portfolios and its reputation as a leading ETF strategist. The Trustees determined that the TOPS Portfolios benefitted from the support provided by the adviser’s strong corporate infrastructure. The Trustees concluded that ValMark should continue to provide a high level of quality service to the Funds for the benefit of shareholders and should to be retained.

Performance.

TOPS Conservative. The Trustees reviewed the Fund’s stated objective to preserve capital and provide moderate income and moderate capital appreciation, noting the Fund’s three-star Morningstar rating. The Trustees noted that the Fund’s performance varied significantly across time periods. The Trustees considered that the Fund had higher exposure to international equities than its peers, which served as a detractor over the three-year period but a benefit during the past year. After further discussion, the Trustees determined that the adviser managed the Fund consistent with its stated objectives.

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

TOPS Balanced. The Trustees discussed the Fund’s stated objective to provide income and capital appreciation, noting the Fund’s two-star Morningstar rating. The Trustees found that the Fund had underperformed in the one- and three-year periods, ranking in the fourth quartile of both periods. The Trustees acknowledged that the Fund was a consistent underperformer and considered the adviser’s explanation that this was a result of holding less equity securities than its peers or category during the eight-year bull market. The Trustees acknowledged that during the past year, the Fund had demonstrated consistency in volatility ranking, and was in the top decile compared to its peers and category. The Trustees considered that the adviser’s conservative approach resulted in lower returns for the Fund. After further discussion, the Trustees conceded that although the Fund could benefit from a review of its asset allocation methodology and that top line returns could improve, the adviser continued to achieve returns consistent with the Fund’s objectives.

TOPS Moderate. The Trustees discussed the Fund’s objective of capital appreciation and noted the Fund’s three-star Morningstar rating. They noted that the Fund had performed in the 64th percentile during the three-year period but in the 17th percentile in the one-year period. The Trustees acknowledged, however, that although the category comparison were somewhat lower, the Fund still showed improvement in performance across all periods. The Trustees discussed the adviser’s belief that the Fund’s slight underperformance over the five-year period was due to the Fund’s allocation to international equities that had experienced high volatility. The Trustees noted their belief that the adviser continued to be disciplined in implementing its diversification strategy, which the Trustees noted had served shareholders well.

TOPS Growth. The Trustees discussed the Fund’s objective of capital appreciation and noted the Fund’s three-star Morningstar rating. The Trustees noted marked improvement in the Fund’s comparable performance in the one-year period. The Trustees acknowledged that the Fund’s benchmark, the S&P 500, was a somewhat inaccurate comparison because the S&P 500 was composed of large cap domestic issues whereas the Fund had a fixed income allocation as well as major international and other domestic allocations. They recognized that this diversification would, at times, cause underperformance, but noted that as asset classes cycle there would be times of outperformance, as exhibited in the overall history of the Fund. The Trustees concluded that the adviser had performed well in meeting the objectives of the Fund.

TOPS Aggressive. The Trustees noted that the Fund had a two-star Morningstar rating, reflecting slight underperformance against the Fund’s category and peer in the since-inception period. The Trustees discussed the Fund’s standard deviation of 4.96%, which ranked in the 50th percentile of its peer group and 75th percentile of its category. The Trustees noted that despite this relatively high volatility, the Fund’s one-year Sharpe ratio reflected meaningful top-line returns and acknowledged a modestly lower level of volatility than its benchmark. After further discussion, the Trustees determined that the Fund’s performance in the one-year period reflected a continued improvement in performance since inception and demonstrated the adviser’s commitment to the strategy.

TOPS Risk Balanced. The Trustees discussed the Fund’s stated objective of providing income and capital appreciation with less volatility than the fixed income and equity markets as a whole, noting the Fund’s two-star Morningstar rating. The Trustees found that the Fund had performed in the 64th percentile of its peer group and the 39th percentile in its category over the last year. The Trustees acknowledged that the adviser attributed to the longer term decline in relative performance to the Fund’s lower allocation to equities. The Trustees discussed how this conservative approach may have hurt overall performance in the short term, but expressed optimism that Milliman’s risk management component would spark improved performance in the longer-term. The Trustees noted further that the Fund had

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

generated a modest annualized return to shareholder over the five-year period. After further discussion, the Trustees determined that the Fund was performing as would be expected given the adviser’s strategy and in line with the Fund’s stated objectives.

TOPS Risk Growth. The Trustees discussed the Fund’s significant underperformance in the one-year period, reflected in its one-star Morningstar rating. The Trustees reviewed the impact of the Fund’s hedging strategy and acknowledged that the Fund desired to exhibit less volatility than equity markets while still providing capital appreciation. To this end, the Trustees noted that the Fund had accomplished a lower standard deviation than the equity markets, but had sacrificed substantial return to do so. The Trustees stated that the Fund’s low Sharpe ratio reflected a meaningful return on risk. The Trustees noted that the adviser executed the Fund’s strategy as designed and were meeting the Fund’s objective, although better risk-adjusted returns were desirable.

TOPS Risk ETF. The Trustees discussed the Fund’s one-star Morningstar rating reflecting a fourth quartile performance in the three-year period. The Trustees noted that performance had improved in the one-year period and that the Fund ranked in the second quartile relative to its peers and its category during that period. The Trustees stated that the Fund’s Sharpe ratio reflected a significant return on risk. The Trustees acknowledged that the Fund’s past below-average performance was likely due to an over-allocation to international equity over the past five years. The Trustees noted that during a sustained market decline, the use of hedges would be more effective. The Trustees concluded that the adviser had executed the Fund’s strategy as stated for the benefit of shareholders.

TOPS Risk Flex. The Trustees discussed the Fund’s one-star Morningstar rating. The Trustees noted material improvements to the Fund’s performance relative to its peers and its category in the one-year period. The Trustees acknowledged that although the Fund underperformed its benchmark, the S&P 500, that comparison was imperfect because the S&P 500 was an unhedged, broad market indicator not directly applicable to the Fund. The Trustees acknowledged that the Fund’s hedging strategy reduced some downside risk in volatile markets, but that it had also reduced returns due to sharp rebounds in the equity markets. The Trustees noted that the adviser and sub-adviser continued to implement the Fund’s stated strategy in accordance with the Fund’s prospectus. They further concluded that the adviser should be retained for shareholders who desire this strategy.

Fees and Expenses.

TOPS Non-Risk Managed Portfolios. The Trustees reviewed the advisory fee of each of the TOPS Non-Risk Managed Portfolios and noted the adviser charged a fee of 0.10% for advisory services to each Portfolio. They considered each TOPS Non-Risk Managed Portfolio’s advisory fee and net expense ratio relative to the peer group and assigned Morningstar category noting that in each instance the Portfolio’s fee and expense ratio were significantly lower than the average of either comparison group. The Trustees concluded that the fees for the TOPS Non-Risk Managed Portfolios were very competitive and concluded that each advisory fee was not unreasonable and should continue to be attractive to shareholders.

TOPS Risk Managed Portfolios. The Trustees reviewed the advisory fee of each of the TOPS Risk Managed Portfolios noting the adviser charged a fee of 0.30% for advisory services to each Fund. They considered each TOPS Risk Managed Portfolio’s net expense ratio and advisory fee relative to the peer group and assigned Morningstar category. The Trustees noted, with the exception of TOPS Risk Flex, the expense ratios were generally lower than the average. The Trustees noted that the advisory fees were higher than the peer group average for TOPS Risk Growth and TOPS Risk Balance, but still within

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

range. The Trustees concluded that the adviser offered access to a strategy at a competitive fee therefore was not unreasonable.

Economies of Scale.

The Trustees noted the Funds’ competitive fees and the adviser’s assertion that breakpoints would, therefore, be unlikely in the near term. They considered, however, the adviser’s willingness to discuss the matter of economies as a Fund’s size materially increased. After further discussion, it was the consensus of the Trustees that based on the existing, competitive fees and each Fund’s current asset level, economies had not yet been reached at this time and the absence of breakpoints was reasonable. The Trustees agreed to monitor this issue and revisit this discussion as each Portfolio’s size increased significantly.

Profitability.

TOPS Non-Risk Managed Portfolios. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees considered the profits realized by the adviser in connection with the operation of each Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the advisory services provided to each Fund. The Trustees observed that based on the profitability information provided by the adviser, the adviser realized a loss in connection with its relationship to the TOPS Non-Risk Managed Portfolios. After further discussion, the Trustees concluded The Trustees concluded that excessive profitability was not a concern at this time for any of the TOPS Non-Risk Managed Portfolios.

TOPS Risk Managed Portfolios. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees considered the profits realized by the adviser in connection with the operation of each Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the advisory services provided to each Fund. The Trustees observed that based on the profitability information provided by the adviser, the adviser realized a profit in connection with its relationship to three Funds, TOPS Risk Balanced, TOPS Risk Growth, TOPS Risk ETF, but a loss in connection with its relationship to Tops Risk Flex. The Trustees noted that the profit of each Portfolio was modest in terms of actual dollars and percentage of revenue. After further discussion, the Trustees concluded that the adviser was not realizing an excessive profit from the advisory services provided to each the TOPS Risk Managed Portfolios.

Conclusion.

Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement for each Portfolio was in the best interests of the shareholders of each TOPS Portfolio.

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

Milliman Financial Risk Management. – Sub-Adviser to the TOPS Portfolios

In connection with the regular meeting held on November 14-15, 2017 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Milliman Financial Risk Management and ValMark Advisers, Inc. (“Adviser”), with respect to the TOPS Risk Managed Portfolios. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that Milliman, established in 1998, was an independent investment advisory firm and had developed into a global leader in providing risk management services in the form of customized hedging strategies, in both advisory and sub-advisory capacities, totaling approximately $152 billion in in AUM. The Trustees reviewed the background information of the personnel responsible for sub-advising the Portfolios noting that the sub-adviser had a robust corporate infrastructure of fully integrated support areas and access to various resources and technology. The Trustees reviewed the Milliman’s role with respect to the TOPS Risk Managed Portfolios, which included applying a customized risk management overlay strategy and performing trade execution for all Portfolios based on the adviser’s instructions with certain levels of discretion as to security selection and order timing. They further noted that Milliman is responsible for the daily risk management calculations, which were based on current Portfolio exposures as well as the execution of trades to hedge the Portfolios. They noted that Milliman monitored compliance with the Funds’ investment limitations by setting each Portfolio’s trading thresholds directly into its trading and compliance systems, which produce pre- and post-trade reporting for each Portfolio. The Trustees noted that Milliman reported that it was not aware of any material compliance or litigation issues that arose since the previous sub-advisory contract renewal. After further discussion, the Trustees recognized Milliman’s global reputation as a premier provider of financial risk management services and their abundant resources dedicated to the support of those services. The Trustees acknowledged that the adviser expressed its overall satisfaction with the quality of services received from Milliman. The Trustees concluded, based upon their review, that Milliman provided a high level of quality service to the ValMark, the TOPS Risk Managed Portfolios and shareholders and should to be retained.

Performance.

The Trustees considered the overall performance of the TOPS Risk Managed Portfolios as described above, as well as the separate performance of the sub-adviser. The Trustees discussed the impact of the sub-adviser’s overlay strategy on the TOPS Risk Managed Portfolios. The Trustees acknowledged that for each Portfolio, Milliman overlays were utilized to dampen volatility. The Trustees conceded that the sub-adviser’s volatility overlay strategy had also dampened performance in certain

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2017

periods. However, in all cases, the Trustees acknowledged that Milliman’s overlays appeared to be functioning as expected within each Portfolio’s stated objective. With respect to the Non-Managed Risk Portfolios, the Trustees noted that Milliman provided execution-only services.

Fees and Expenses.

The Trustees noted that Milliman received a portion of the advisory fee, paid by the adviser, in connection with its services to each TOPS Managed Risk Portfolio. They considered that although Milliman charged a slightly lower fee, on average, to its other clients, the sub-advisory fee was generally consistent with the fees charged to its other similarly-managed, sub-advised funds. They noted the sub-adviser explained that certain other funds it managed or sub-advised had lower fees based on anticipated economies which were built into the sub-advisory fee arrangement. With respect to the Non-Managed Risk Portfolios, the Trustees agreed that the fixed fee for execution services was reasonable. After further discussion, the Trustees concluded that the sub-advisory fee charged with respect to each Portfolio was not unreasonable.

Economies of Scale.

The Trustees considered whether economies of scale had been achieved with respect to the management of the TOPS Managed Risk Portfolios. The Trustees agreed that this was an issue that should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After further discussion, it was the consensus of the Trustees that the current lack of fee breakpoints was acceptable. The Trustees agreed that the possibility of breakpoints and economies of scale would be revisited at the next annual renewal or sooner if the size of any Fund significantly increased in the interim.

Profitability.

The Trustees reviewed the profitability analysis provided by the sub-adviser. They noted the sub-adviser realized a profit in connection with is relationship with the TOPS Risk Managed Portfolios but agreed that those profits were not excessive in terms of actual dollars or as a percentage of fees earned. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that each sub-advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of each of the TOPS Risk Managed Portfolios.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7-1-17	12-31-17	Period *	12-31-17	Period*
TOPS Managed Risk Flex ETF Portfolio	0.85%	$1,000.00	$1,059.00	$4.41	$1,020.92	$4.33

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	9	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010)

12/31/17-NLVT-v4

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** Born in 1969	Trustee Since 2013***	Chief Executive Officer, Fusion IQ (since 2017); President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	9	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2017, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/17-NLVT-v4

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2017 - $11,000

FYE 2016 - $11,000

(b)	Audit-Related Fees

FYE 2017 - None

FYE 2016 - None

(c)	Tax Fees

FYE 2017 - $2,000

FYE 2016 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2017 – None

FYE 2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $11,000

2016 - $11,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/2/2018

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/2/2018